UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 3, 2019

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	47-1053457 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JCOM	NASDAQ Global Select Market

Item 2.02. Results of Operations and Financial Condition

On May 7, 2019, j2 Global, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the first quarter of fiscal 2019, updated financial guidance for fiscal year 2019, and approved a suspension of its dividend following the June 4, 2019 dividend payment described below.

The Company also announced that it has declared a quarterly cash dividend of $0.4550 per common share. The dividend will be paid on June 4, 2019 to all shareholders of record as of the close of business on May 20, 2019.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On May 3, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in Los Angeles, California.

(b) Below are the voting results for the matters submitted to the Company’s stockholders for a vote at the Annual Meeting:

(1)
The election of the following eight director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Douglas Y. Bech	41,302,873	1,792,694	50,367	1,820,112
Robert J. Cresci	40,937,246	2,158,139	50,549	1,820,112
Sarah Fay	42,145,702	950,135	50,097	1,820,112
W. Brian Kretzmer	42,486,923	608,160	50,851	1,820,112
Jonathan F. Miller	42,503,938	591,150	50,846	1,820,112
Richard S. Ressler	40,807,621	2,287,637	50,676	1,820,112
Stephen Ross	42,175,109	920,447	50,378	1,820,112
Vivek Shah	42,734,129	361,316	50,489	1,820,112

(2)	A proposal to ratify the appointment of BDO USA, LLP to serve as the Company’s independent auditors for fiscal 2019. This proposal was approved with the following vote:

For	44,871,391

Against	45,617

Abstain	49,038

Broker Non-Votes	0

(3)	A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	22,857,802

Against	19,824,317

Abstain	463,815

Broker Non-Votes	1,820,112

Item 7.01. Regulation FD Disclosure

On May 8, 2019, at 8:30 a.m. Eastern Time, the Company will host its first quarter 2019 earnings conference call and Webcast. Via the Webcast, the Company will present portions of its May 2019 Investor Presentation, which contains a summary of the Company’s financial results for the fiscal quarter ended March 31, 2019, an adjustment to its financial guidance for fiscal year 2019, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits*

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 7, 2019.
99.2	May 2019 Investor Presentation.

* The information in Item 2.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements. Such forward-looking statements are based on management’s expectations or beliefs as of May 8, 2019. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control and are described in the Company’s Annual Report on Form 10-K filed by the Company on March 1, 2019 with the Securities and Exchange Commission (the “SEC”) and the other reports the Company files from time to time with the SEC. The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 7, 2019.
99.2	May 2019 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: May 8, 2019	By:	/s/ Jeremy Rossen
Jeremy Rossen Vice President and General Counsel